Exhibit 99.1 Joint Filer Information

Name: Accel VIII L.P.                                               Name: Wagner, J. Peter
Address: 428 University Avenue, Palo Alto, CA 94301                 Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.                                  Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)          Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006               Date of Event Requiring Statement: September 20, 2006

Name: Accel Internet Fund IV L.P.
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Accel Investors 2002 L.L.C.
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Accel VIII Associates L.L.C.
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Breyer, James W.
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Patterson, Arthur C.
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Ranzetta, Theresia Gouw
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Homestake Partners L.P.
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Burn3 L.L.C
Address: 428 University Avenue, Palo Alto, CA 94301
Designated Filer: Swartz, James R.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006